UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 6, 2022

TERMINIX GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	TMX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Terminix Global Holdings, Inc., a Delaware corporation (“Terminix” or the “Company”), held its special meeting of stockholders on October 6, 2022 (the “special meeting”). A definitive merger proxy statement on Schedule 14A with respect to the special meeting (the “Definitive Proxy Statement”) was filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 7, 2022. Descriptions of each of the proposals voted upon at the special meeting are contained in the Definitive Proxy Statement. At the close of business on September 6, 2022, the record date of the special meeting, the Company had 121,553,067 shares of common stock issued and outstanding. The holders of a total of 91,816,289 shares of common stock were present at the special meeting, either in person or by proxy, which constituted a quorum for the purpose of the special meeting.

The following is a summary of the voting results with respect to each of the proposals, including the number of votes cast for and against, and the number of abstentions.

The proposal to adopt the Agreement and Plan of Merger, dated as of December 13, 2021, as amended by Amendment No. 1, dated as of March 14, 2022 (the “Merger Agreement”) by and among Terminix, Rentokil Initial plc (“Rentokil Initial”), Rentokil Initial US Holdings, Inc., Leto Holdings I, Inc., and Leto Holdings II, LLC was approved by the following vote:

For	Against	Abstain
91,711,083	52,404	52,802

The proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Terminix’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement was approved by the following vote:

For	Against	Abstain
90,518,255	1,264,940	33,094

Item 8.01.	Other Events.

Press Release

On October 6, 2022, the Company issued a press release announcing the results of the special meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Redemption of 7.45% Notes due 2027 and 7.25% Notes due 2038

On October 6, 2022, The Terminix Company, LLC, an indirect, wholly owned subsidiary of the Company, exercised its optional redemption rights to redeem all of its outstanding (i) 7.45% Notes due 2027 and (ii) 7.25% Notes due 2038 (collectively, the “Notes”). The date fixed for the redemption of the Notes is November 7, 2022 (the “Redemption Date”). Each series of Notes will be redeemed at a redemption price equal to the greater of (i) 100% of the principal amount of the applicable series of Notes to be redeemed and (ii) the sum of the present values of each Remaining Scheduled Payment (as defined in the Notes) thereon discounted to the Redemption Date, on a semiannual basis, at a rate equal to the Treasury Yield (as defined in the Notes) plus 20 basis points, plus, in either case, accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date. The foregoing does not constitute a notice of redemption with respect to the Notes.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 6, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*          *          *

Additional Information About The Transaction And Where To Find It

In connection with the acquisition of Terminix by Rentokil Initial (such acquisition, the “Transaction”), Rentokil Initial has filed with the SEC a registration statement on Form F-4 (the “Registration Statement”), which includes a proxy statement of Terminix that also constitutes a prospectus of Rentokil Initial (the “proxy statement/prospectus”). The SEC declared the Registration Statement effective on September 7, 2022. On September 7, 2022, Terminix filed its Definitive Proxy Statement with the SEC in connection with the Transaction. Each of Rentokil Initial and Terminix have filed and may file other relevant documents in connection with the Transaction. The Definitive Proxy Statement was first sent to the shareholders of Terminix on September 8, 2022. Rentokil Initial has also filed a shareholder proxy circular in connection with the Transaction with applicable securities regulators in the United Kingdom and the shareholder proxy circular was first sent to Rentokil Initial’s shareholders on or about September 8, 2022. This communication is not a substitute for any registration statement, proxy statement/prospectus or other documents Rentokil Initial and/or Terminix filed or may file with the SEC in connection with the Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS, STOCKHOLDERS AND SHAREHOLDERS OF TERMINIX AND RENTOKIL INITIAL ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT AND SHAREHOLDER PROXY CIRCULAR, AS APPLICABLE, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC OR APPLICABLE SECURITIES REGULATORS IN THE UNITED KINGDOM, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS IN CONNECTION WITH THE TRANSACTION WHEN THEY BECOME AVAILABLE, AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TERMINIX, RENTOKIL INITIAL, THE TRANSACTION AND RELATED MATTERS. The Registration Statement and Definitive Proxy Statement are, and the other documents filed by Rentokil Initial and Terminix with the SEC, when filed, will be, available free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the Definitive Proxy Statement and other documents filed with the SEC by Terminix online at investors.terminix.com, upon written request delivered to Terminix at 150 Peabody Pl., Memphis, TN 38103, USA, Attention: Corporate Secretary, or by calling Terminix’s Corporate Secretary’s Office by telephone at +1 901-597-1400 or by email at deidre.richardson@terminix.com, and are able to obtain free copies of the Registration Statement, Definitive Proxy Statement, shareholder proxy circular and other documents filed with the SEC and applicable securities regulators in the United Kingdom by Rentokil Initial online at https://www.rentokil-initial.com, upon written request delivered to Rentokil Initial at Compass House, Manor Royal, Crawley, West Sussex, RH10 9PY, England, Attention: Peter Russell, or by calling Rentokil Initial by telephone at +44 (0) 7811 270734 or by email at investor@rentokil-initial.com. The information included on, or accessible through, Rentokil Initial’s or Terminix’s website is not incorporated by reference into this communication. This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or buy or the solicitation of an offer to sell or buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation of Proxies

This communication is not a solicitation of proxies in connection with the Transaction. However, under SEC rules, Terminix, Rentokil Initial, and certain of their respective directors, executive officers and other members of the management and employees may be deemed to be participants in the solicitation of proxies in connection with the Transaction. Information about Terminix’s directors and executive officers may be found on its website at corporate.terminix.com/responsibility/corporate-governance and in its 2021 Annual Report on Form 10-K filed with the SEC on March 1, 2022, available at investors.terminix.com and www.sec.gov. Information about Rentokil Initial’s directors and executive officers may be found on its website at https://www.rentokil-initial.com and in its 2021 Annual Report filed with applicable securities regulators in the United Kingdom on March 30, 2022, available on its website at https://www.rentokil-initial.com. The information included on, or accessible through, Rentokil Initial’s or Terminix’s website is not incorporated by reference into this communication. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the Transaction is included in the Definitive Proxy Statement and shareholder proxy circular and other relevant materials filed with the SEC and applicable securities regulators in the United Kingdom.

Information Regarding Forward-Looking Statements

This communication contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements can sometimes be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “potential,” “seeks,” “aims,” “projects,” “predicts,” “is optimistic,” “intends,” “plans,” “estimates,” “targets,” “anticipates,” “continues” or other comparable terms or negatives of these terms, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include: a condition to the closing of the Transaction may not be satisfied; the occurrence of any event that can give rise to termination of the Transaction; Rentokil Initial is unable to achieve the synergies and value creation contemplated by the Transaction; Rentokil Initial is unable to promptly and effectively integrate Terminix’s businesses; management’s time and attention is diverted on Transaction related issues; disruption from the Transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of Rentokil Initial decline following the Transaction; legal proceedings are instituted against Terminix or Rentokil Initial; Terminix or Rentokil Initial is unable to retain or hire key personnel; the announcement or the consummation of the proposed Transaction has a negative effect on the market price of the capital stock of Terminix or Rentokil Initial or on Terminix’s or Rentokil Initial’s operating results; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions, in the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. or U.K. administration; the ability of Rentokil Initial or Terminix to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, conflict, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; actions by third parties, including government agencies; the risk that disruptions from the Transaction will harm Rentokil Initial’s or Terminix’s business, including current plans and operations; certain restrictions during the pendency of the Transaction that may impact Rentokil Initial’s or Terminix’s ability to pursue certain business opportunities or strategic transactions; Rentokil Initial’s or Terminix’s ability to meet expectations regarding the accounting and tax treatments of the Transaction; the risks and uncertainties discussed in the “Risks and Uncertainties” section in Rentokil Initial’s reports available on the National Storage Mechanism at https://data.fca.org.uk/#/nsm/nationalstoragemechanism and on its website at https://www.rentokil-initial.com (information included on or accessible through Rentokil Initial’s website is not incorporated by reference into this communication); and the risks and uncertainties discussed in the “Risk Factors” and “Information Regarding Forward-Looking Statements” sections in Terminix’s reports filed with the SEC. These risks, as well as other risks associated with the Transaction, are more fully discussed in the Definitive Proxy Statement and shareholder proxy circular. While the list of factors presented here is, and the list of factors presented in the Definitive Proxy Statement and shareholder proxy circular is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Except as required by law, neither Rentokil Initial nor Terminix assumes any obligation to update or revise the information contained herein, which speaks only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERMINIX GLOBAL HOLDINGS, INC.
(Registrant)

October 6, 2022	By:	/s/ Robert J. Riesbeck
Robert J. Riesbeck
Executive Vice President and Chief Financial Officer

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